UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 13, 2023
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03: Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2023, the Board of Directors (“Board”) of John Wiley & Sons, Inc. (the “Company”) approved the amendment and restatement of the Company’s Bylaws (the “Amended & Restated Bylaws”), thereby amending and restating the Company’s existing bylaws, dated September 20, 2007 (the “Existing Bylaws”). The Amended & Restated Bylaws became effective as of the date approved by the Board, and include:
•updates to conform and/or reflect changes in the New York Business Corporation Law (“NYBCL”) that have occurred since the Existing Bylaws were adopted, including:
▪the manner in which meetings of shareholders and directors may be held (i.e., via a virtual meeting);
▪the manner in which a meeting of shareholders may be waived or adjourned;
•revisions to the procedural and disclosure requirements for director nominees nominated by shareholders, including a requirement to provide completed and signed questionnaires;
•revisions to the procedural and disclosure requirements for shareholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at annual or special meetings of shareholders pursuant to the advance notice provisions, including without limitation, to:
▪require nomination notices or proposals of other business to be delivered within a window of not less than 120 days and no more than 150 calendar days in advance of the date in the then current year corresponding to the previous year’s annual meeting of shareholders;
▪information and certifications to be provided in connection with solicitations subject to Rule 14a-19 promulgated under the Exchange Act (i.e., universal proxy card rules);
•requiring that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white;
•establishing emergency bylaws, which are intended to grant the Board powers to continue its operations during an emergency, such as an earthquake, fire, hurricane, tornado, flood, pandemic, or terrorist attack on the United States, even when certain requirements under state law or the organizational documents cannot be met;
•revisions to clarify when directors can be removed with and without cause;
•revisions to designate (i) the courts in the state of New York as the exclusive forum for the resolution of any derivative actions, actions asserting claims of breach of fiduciary duties, actions arising pursuant to the NYBCL, the Company’s Certificate of Incorporation or the Amended and Restated By-laws, or actions asserting claims governed by the internal affairs doctrine, and (ii) U.S. federal district courts as the exclusive forum for resolution of actions asserting claims arising under the Securities Act of 1933, as amended; and
•procedural revisions to the indemnification provisions for the Company’s officers and directors.
The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.1     John Wiley & Sons, Inc. Amended and Restated Bylaws effective December 13, 2023

104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: December 19, 2023